SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant    [  ]

Check the appropriate box:

[ ]	Preliminary Information Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ X ]	Definitive Information Statement

JNL Series Trust

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

Dear Variable Annuity and Variable Life Contract Owners:

Although you are not a shareholder of JNL Series Trust (the “Trust”), your purchase payments and the earnings on such purchase payments under your variable contracts (“Variable Contracts”) issued by Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) are invested in sub-accounts of separate accounts established by Jackson or Jackson NY that, in turn, are invested in shares of one or more of the series of the Trust. References to shareholders in the enclosed information statement for the Trust (the “Information Statement”) may be read to include you as an owner of a Variable Contract.

On December 1-3, 2020, the Board of Trustees (the “Board”) of the Trust voted to replace Invesco Advisers, Inc. (“Invesco”) with Wellington Management Company LLP (“WMC”) as the sub-adviser for the JNL/Invesco Global Real Estate Fund (the “Fund”), a series of the Trust, effective April 26, 2021. Enclosed please find the Trust’s Information Statement regarding this change in sub-adviser for the following Fund:

Prior Fund Name	New Fund Name
JNL/Invesco Global Real Estate Fund	JNL/WMC Global Real Estate Fund

The Information Statement is furnished to shareholders of the Fund on behalf of the Board of the Trust, a Massachusetts business trust, located at 1 Corporate Way, Lansing, Michigan 48951.

The Trust has filed an amendment to the registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, for the Trust to reflect this change in sub-adviser as discussed in this Information Statement.

PLEASE NOTE THAT WE ARE NOT ASKING YOU FOR VOTING INSTRUCTIONS, AND YOU ARE REQUESTED NOT TO SEND US VOTING INSTRUCTIONS.

If you have any questions regarding any of the changes described in the Information Statement, please call one of the following numbers on any business day: 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), write to JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or visit: www.jackson.com.

Sincerely,

/s/ Mark D. Nerud

Mark D. Nerud

President, Chief Executive Officer, and Trustee

JNL Series Trust

Information Statement To Shareholders Regarding:

JNL Series Trust

JNL/Invesco Global Real Estate Fund

March 17, 2021

Table of Contents

Information Statement

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.	Introduction

JNL Series Trust (the “Trust”), a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently offers shares in 139 series (the “Funds”).

As investment adviser to the Funds, Jackson National Asset Management, LLC (“JNAM” or “Adviser”) selects, contracts with and compensates investment sub-advisers (the “Sub-Advisers”) to manage the investment and reinvestment of the assets of most of the Funds. While the Sub-Advisers are primarily responsible for the day-to-day portfolio management of the Funds, JNAM monitors the compliance of the Sub-Advisers with the investment objectives and related policies of those Funds and reviews the performance of the Sub-Advisers and reports on such performance to the Board of Trustees of the Trust (the “Board”). Jackson National Life Distributors LLC (“JNLD”), an affiliate of the Trust and of the Adviser, is the principal underwriter for the Trust. JNAM is a wholly owned subsidiary of Jackson National Life Insurance Company (“Jackson”), a U.S.-based financial services company. Jackson is a wholly owned subsidiary of Jackson Financial Inc., which is a subsidiary of Prudential plc. Prudential plc is a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America, or with The Prudential Assurance Company Ltd., a subsidiary of M&G plc, a company incorporated in the United Kingdom. Athene Co-Invest Reinsurance Affiliate 1A Ltd., a Bermuda Class C insurer under the Bermuda Insurance Act 1978, owns a minority interest in Jackson Financial Inc.

On December 1-3, 2020, the Board, including the Trustees who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”), of the JNL/Invesco Global Real Estate Fund (the “Fund”) voted to replace Invesco Advisers, Inc. (“Invesco”) with Wellington Management Company LLP (“WMC”) as the Sub-Adviser for the Fund and to approve an amendment (the “Amendment”) to the investment sub-advisory agreement between JNAM and WMC (the “WMC Sub-Advisory Agreement”), appointing WMC as the new Sub-Adviser to the Fund. WMC currently serves as a Sub-Adviser to other Funds in the Trust pursuant to the WMC Sub-Advisory Agreement.

The purpose of this information statement (the “Information Statement”) is to provide you with information about the Amendment to the WMC Sub-Advisory Agreement and about WMC’s appointment as the new Sub-Adviser to the Fund, effective April 26, 2021. In connection with WMC’s appointment, the Fund’s name will change to the JNL/WMC Global Real Estate Fund, effective April 26, 2021.

This Information Statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order (the “Order”) that the Trust and its Adviser received from the U.S. Securities and Exchange Commission (the “SEC”). The Order permits JNAM to enter into sub-advisory agreements appointing Sub-Advisers that are not affiliates of the Adviser (other than by reason of serving as a Sub-Adviser to a Fund) without approval by the shareholders of the relevant Fund. The Adviser, therefore, is able to change unaffiliated Sub-Advisers from time to time, subject to Board approval, without the expense and delays associated with obtaining shareholder approval. However, a condition of this Order is that notice and certain information be sent to shareholders informing them of changes in Sub-Advisers.

Invesco is located at 1555 Peachtree, N.E., Atlanta, Georgia 30309. Effective April 26, 2021, Invesco will cease to be the Sub-Adviser to the Fund.

This Information Statement is being provided to contract owners of record for the Fund as of March 4, 2021. It will be mailed on or about March 24, 2021.

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II. Changes to Fund Name and Investment Objective

Upon the replacement of Invesco with WMC as Sub-Adviser, effective April 26, 2021, the name of the Fund will change as follows:

Prior Fund Name	New Fund Name
JNL/Invesco Global Real Estate Fund	JNL/WMC Global Real Estate Fund

The Fund’s investment objective will change as a result of the appointment of WMC as Sub-Adviser to the Fund. Effective April 26, 2021, the investment objective for the Fund will be as follows:

Investment Objective. The investment objective of the Fund is long-term total return.

The Fund’s principal investment strategies will not change as a result of the appointment of WMC as Sub-Adviser to the Fund.

For a more detailed comparison of the changes made to the Fund’s prospectus due to the change in Sub-Adviser, please refer to Exhibit B.

III.	Investment Sub-Advisory Agreement with Wellington Management Company LLP

Invesco is the current Sub-Adviser to the Fund, pursuant to an Amended and Restated Investment Sub-Advisory Agreement between JNAM and Invesco, effective December 1, 2012, as amended, which was most recently approved by the Board at a meeting held on August 25-27, 2020. On December 1-3, 2020, the Board, including the Independent Trustees, voted to replace Invesco with WMC as Sub-Adviser for the Fund and approved the Amendment to the WMC Sub-Advisory Agreement. Pursuant to the Order, shareholder approval is not required for the Amendment to the WMC Sub-Advisory Agreement because WMC is not affiliated with JNAM.

The following description of the WMC Sub-Advisory Agreement is qualified by the WMC Sub-Advisory Agreement, as amended, and the Amendment, attached as Exhibit A.

The WMC Sub-Advisory Agreement provides that it will remain in effect for its initial term, and thereafter only so long as the continuance is approved at least annually by September 30th by the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The WMC Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, on sixty days’ written notice by the Trust, the Adviser, WMC, or by vote of the holders of a majority of the outstanding voting securities of the Fund. The WMC Sub-Advisory Agreement also terminates automatically in the event of its assignment.

The WMC Sub-Advisory Agreement generally provides that WMC, its officers, directors, employees, agents, or affiliates will not be subject to any liability to JNAM or the Funds or their directors, officers, employees, agents, or affiliates for any error of judgment or mistake of law or for any loss suffered by the Funds, any shareholder of the Funds, or JNAM in connection with the performance of WMC’s duties under the WMC Sub-Advisory Agreement or its failure to perform due to events beyond the reasonable control of WMC or its agents, except for a loss resulting from WMC’s willful misfeasance or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the WMC Sub-Advisory Agreement. There are no material changes to the WMC Sub-Advisory Agreement resulting from this Sub-Adviser appointment.

The management fees to be paid by the Fund will not increase as a result of the change in Sub-Adviser. The Fund currently pays JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

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JNL/Invesco Global Real Estate Fund
Advisory Fee Rates Before the Change in Sub-Adviser
Net Assets	Rate
$0 to $1 billion	0.600%
$1 billion to $3 billion	0.570%
$3 billion to $5 billion	0.560%
Over $5 billion	0.550%

After the change, the Fund will pay JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

JNL/WMC Global Real Estate Fund
Advisory Fee Rates After the Change in Sub-Adviser
Net Assets	Rate
$0 to $1 billion	0.575%
$1 billion to $3 billion	0.550%
$3 billion to $5 billion	0.530%
Over $5 billion	0.520%

The following table sets forth the aggregate amount of management fees paid by the Fund to the Adviser for the year ended December 31, 2020. The pro forma aggregate amount of management fees paid to the Adviser would have been lower had the change of Sub-Advisers occurred during the applicable period.

Fund Name	Actual Fees
JNL/Invesco Global Real Estate Fund	$5,585,537

JNAM is responsible for paying all Sub-Advisers out of its own resources. Under the Amendment to the WMC Sub-Advisory Agreement, the sub-advisory fee schedule is different than the sub-advisory fee schedule used to compensate Invesco. Invesco is currently paid a sub-advisory fee equal to a percentage of the Fund’s average daily net assets based on the below schedule:

JNL/Invesco Global Real Estate Fund
Sub-Advisory Rate Before the Change in Sub-Adviser
Net Assets	Annual Rate
$0 to $50 million	0.500%
$50 million to $1 billion	0.450%
Amounts over $1 billion	0.400%

* For the purpose of calculating the sub-advisory fee for the Fund, the Sub-Adviser applies a fee discount to all eligible assets based on the average daily aggregate net assets for the Funds sub-advised by WCM.

Under the Amendment to the WMC Sub-Advisory Agreement, WMC will be paid a sub-advisory fee equal to a percentage of the Fund’s average daily net assets based on the below schedule:

JNL/WMC Global Real Estate Fund
Sub-Advisory Rate After the Change in Sub-Adviser
Net Assets	Annual Rate
$0 to $250 million	0.400%
$250 million to $750 million	0.350%
Amounts over $750 million	0.300%

For the year ended December 31, 2020, JNAM paid Invesco $4,053,505 in sub-advisory fees for its services to the Fund. The pro forma sub-advisory fees would have been lower than the fees paid to

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Invesco assuming the Amendment to the WMC Sub-Advisory Agreement was in place for the applicable period.

IV.	Description of Wellington Management Company LLP

WMC is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. WMC and its predecessor organizations have provided investment advisory services for over 80 years. WMC is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.

Executive/Principal Officers and Directors of WMC located 280 Congress Street, Boston, Massachusetts 02210:

Names	Title
Gregory S. Konzal	Managing Director, Counsel and Head of Legal, Americas
James S. Peterson	Managing Director and Chief Compliance Officer
Edward J. Steinborn	Senior Managing Director and Chief Financial Officer
Brendan J. Swords	Chief Executive Officer

As the Sub-Adviser to the Fund, WMC will provide the Fund with investment research, advice, and supervision, and will manage the Fund’s portfolio consistent with its investment objective and policies, including the purchase, retention, and disposition of securities, as set forth in the Fund’s current Prospectus. The principal risks of investing in the Fund will also be listed in the Fund’s Prospectus under the heading “Principal Risks of Investing in the Fund.”

As of March 4, 2021, no Trustees or officers of the Trust were officers, employees, directors, general partners, or shareholders of WMC, and no Trustees or officers of the Trust owned securities or had any other material direct or indirect interest in WMC or any other entity controlling, controlled by or under common control with WMC. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2020, the beginning of the Trust’s most recently completed fiscal year, or in any material proposed transactions, to which WMC, any parent or subsidiary of WMC, or any subsidiary of the parent of such entities was or is to be a party.

JNL/WMC Global Real Estate Fund

The portfolio manager responsible for management of the Fund is Bradford D. Stoesser.

Bradford D. Stoesser

Bradford D. Stoesser, Senior Managing Director, Partner, and Global Industry Analyst, of WMC. Mr. Stoesser joined WMC as an investment professional in 2005.

V.	Other Investment Companies Advised by Wellington Management Company LLP

WMC does not advise other registered investment companies having similar investment objectives and policies as those of the Fund.

VI.	Evaluation by the Board of Trustees

The Board oversees the management of the Fund and, as required by law, determines annually whether to approve the Fund’s sub-advisory agreement. At a meeting on December 1-3, 2020, the Board, including all of the Independent Trustees, considered information relating to the appointment of WMC to replace Invesco as the Fund’s Sub-Adviser and the Amendment to the WMC Sub-Advisory Agreement.

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In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the WMC Sub-Advisory Agreement Amendment. The Board received, and had the opportunity to review, this and other materials, ask questions, and request further information in connection with its consideration of the Amendment to the WMC Sub-Advisory Agreement. With respect to its approval of the Amendment to the WMC Sub-Advisory Agreement, the Board noted that the WMC Sub-Advisory Agreement was with a sub-adviser that already provides services to existing Funds in the Trust. Thus, the Board also considered relevant information provided at previous Board meetings. At the conclusion of the Board’s discussions, the Board approved the Amendment to the WMC Sub-Advisory Agreement.

In reviewing the WMC Sub-Advisory Agreement and considering the information, the Board was advised by independent legal counsel. The Board considered the factors it deemed relevant and the information provided by WMC at the December meeting and for previous meetings, as applicable, including: (1) the nature, quality, and extent of the services to be provided, (2) the investment performance of the Fund, (3) cost of services of the Fund, (4) profitability data, (5) whether economies of scale may be realized and shared, in some measure, with investors as the Fund grows, and (6) other benefits that may accrue to WMC through its relationship with the Trust. In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for the Board’s decision to approve the Amendment to the WMC Sub-Advisory Agreement.

Before approving the Amendment to the WMC Sub-Advisory Agreement, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and WMC and to consider the terms of the Amendment to the WMC Sub-Advisory Agreement. Based on its evaluation of those materials and the information the Board received throughout the year at its regular meetings, the Board, including the interested and Independent Trustees, concluded that the Amendment to the WMC Sub-Advisory Agreement is in the best interests of the shareholders of the Fund. In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality, and Extent of Services

The Board examined the nature, quality, and extent of the services to be provided by WMC. The Board noted JNAM’s evaluation of WMC, as well as JNAM’s recommendation, based on its review of WMC, in connection with its approval of the Amendment to the WMC Sub-Advisory Agreement.

The Board reviewed the qualifications, backgrounds, and responsibilities of WMC’s portfolio manager who would be responsible for the day-to-day management of the Fund. The Board reviewed information pertaining to WMC’s organizational structure, senior management, financial condition, investment operations, and other relevant information pertaining to WMC. The Board considered compliance reports about WMC from the Trust’s Chief Compliance Officer.

Based on the foregoing, the Board concluded that the Fund is likely to benefit from the nature, extent, and quality of the services to be provided by WMC under the WMC Sub-Advisory Agreement.

Investment Performance of the Fund

The Board reviewed the performance of WMC’s investment mandate with a similar investment strategies and composite performance as compared to that of the Fund, the Fund’s proposed new benchmark index, and the Fund’s peer group returns. The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Amendment to the WMC Sub-Advisory Agreement.

Costs of Services

The Board reviewed the fee to be paid by JNAM to WMC. The Board noted that the Fund’s sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on the Fund’s total expense ratio.

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The Board considered that the proposed sub-advisory fee is lower than the current sub-advisory fee and the peer group average. The Board noted that in conjunction with the Sub-Adviser change, the Fund’s advisory fee is proposed to change. In this regard, the Board noted that the proposed advisory fee is lower than the current advisory fee and the peer group average. The Board also noted that the total expense ratio, after taking account of the proposed advisory and sub-advisory fee changes, will be lower than both the current total expense ratio and the peer group average. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services to be provided.

 Profitability

The Board considered information concerning the costs incurred and profits realized by JNAM and WMC.  The Board determined that profits realized by JNAM and WMC were not unreasonable.

Economies of Scale

The Board considered whether the Fund’s fees reflect the potential for economies of scale for the benefit of Fund shareholders. Based on information provided by JNAM and WMC, the Board noted that the advisory and sub-advisory fee arrangements for the Fund contain breakpoints that decrease the fee rate as assets increase. The Board also considered that the sub-advisory fee is and will be paid by JNAM (not the Fund). The Board concluded that the Fund’s fee schedules in some measure share economies of scale with shareholders.

Other Benefits to WMC

In evaluating the benefits that may accrue to WMC through its relationship with the Fund, the Board noted that WMC may from time to time pay for portions of meetings organized by the Fund’s distributor to educate wholesalers about the Fund. The Board considered JNAM’s assertion that those meetings do not yield a profit to the Fund’s distributor, that WMC is not required to participate in the meetings, and that recommendations to hire or fire WMC are not influenced by WMC’s willingness to participate in the meetings.

In evaluating the benefits that may accrue to WMC through its relationship with the Fund, the Board noted that WMC may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Fund’s assets and may also develop additional investment advisory business with JNAM, the Trust or other clients of WMC as a result of its relationship with the Fund.

In light of all the facts noted above, the Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Amendment to the WMC Sub-Advisory Agreement.

VII.       Additional Information

Ownership of the Fund

As of March 4, 2021, there were issued and outstanding the following number of shares for the Fund:

Fund	Shares Outstanding
JNL/Invesco Global Real Estate Fund (Class A)	93,064,828.760
JNL/Invesco Global Real Estate Fund (Class I)	358,641.915

As of March 4, 2021, the officers and Trustees of the Trust, as a group, owned less than 1% of the then outstanding shares of the Fund.

Because the shares of the Fund are sold only to Jackson, Jackson National Life Insurance Company of New York (“Jackson NY”), certain affiliated funds organized as fund-of-funds, and certain qualified

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retirement plans, Jackson, through its separate accounts, which hold shares of the Fund as funding vehicles for Variable Contracts, is the owner of record of substantially all of the shares of the Fund.

As of March 4, 2021, no persons beneficially owned more than 5% of the shares of the Fund.

Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Fund shares owned by the relevant separate accounts. As noted above, Variable Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the Fund shares attributable to their Variable Contracts. To the knowledge of management of the Trust, as of March 4, 2021, no persons have been deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the Fund.

Brokerage Commissions and Fund Transactions

During the fiscal year ended December 31, 2020, the Fund paid no commissions to any affiliated broker.

During the fiscal year ended December 31, 2020, the Fund paid $1,394,056 in administration fees and $2,776,143 in 12b-1 fees to the Adviser and/or its affiliated persons. These services have continued to be provided since the Amendment to the WMC Sub-Advisory Agreement was approved.

VIII.       Other Matters

The Trust will furnish, without charge, a copy of the Trust’s annual report for the fiscal year ended December 31, 2020, or a copy of the Trust’s prospectus and statement of additional information to any shareholder upon request. To obtain a copy, please call 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), write to the JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or visit www.jackson.com.

JNAM, the investment adviser to the Trust, is located at 225 West Wacker Drive, Chicago, Illinois 60606. JNAM is a wholly owned subsidiary of Jackson, a U.S.-based financial services company. Jackson is a wholly owned subsidiary of Jackson Financial Inc., which is a subsidiary of Prudential plc. Prudential plc is a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America, or with The Prudential Assurance Company Ltd., a subsidiary of M&G plc, a company incorporated in the United Kingdom. Athene Co-Invest Reinsurance Affiliate 1A Ltd., a Bermuda Class C insurer under the Bermuda Insurance Act 1978, owns a minority interest in Jackson Financial Inc. JNAM also serves as the Trust’s Administrator. JNLD, an affiliate of the Trust and the Adviser, is principal underwriter for the Trust and a wholly owned subsidiary of Jackson. JNLD is located at 300 Innovation Drive, Franklin, Tennessee 37067.

The Trust is not required to hold annual meetings of shareholders, and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

The cost of the preparation, printing, and distribution of this Information Statement will be paid by JNAM.

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Exhibit A

Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Wellington Management Company LLP and Amendments Thereto

Amended and Restated

Investment Sub-Advisory Agreement

This Agreement is effective as of the 3rd day of May, 2004, and Amended and Restated effective as of the 1st day of December, 2012, by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Wellington Management Company, LLP, a Massachusetts limited liability partnership and registered investment adviser (“Sub-Adviser”).

Whereas, Adviser is the investment manager for the JNL Series Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”);

Whereas, the Adviser represents that it has entered into an Investment Advisory and Management Agreement effective as of January 31, 2001, Amended and Restated as of the 28th day of February, 2012, and further Amended and Restated as of the 1st day of December, 2012 (“Management Agreement”) with the Trust; and

Whereas, Adviser desires to retain Sub-Adviser as Adviser’s agent to furnish investment advisory services to the investment portfolios of the Trust listed on Schedule A hereto (“each a Fund”).

Now, Therefore, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.	Appointment. Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Funds for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.	Delivery of Documents. Adviser has or will furnish Sub-Adviser with copies properly certified or authenticated of each of the following prior to the commencement of the Sub-Adviser’s services:

a)	the Trust’s Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts on June 1, 1994, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the “Declaration of Trust”);

b)	the Trust’s By-Laws and amendments thereto;

c)	resolutions of the Trust’s Board of Trustees authorizing the appointment of Sub-Adviser and approving this Agreement;

d)	the Trust’s Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the “SEC”) and all amendments thereto;

e)	the Trust’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (“1933 Act”) and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds; and

f)	the Trust’s most recent prospectus and Statement of Additional Information for the Funds (collectively called the “Prospectus”).

During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of each Fund, prospects of each Fund or the public that refer to the Fund in any way, prior to the use thereof, and the Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually

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agreed) after receipt thereof. The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Sub-Adviser by e-mail, first class or overnight mail, facsimile transmission equipment or hand delivery.

Adviser will furnish the Sub-Adviser with copies of all amendments of or supplements to the foregoing within a reasonable time before they become effective. Any amendments or supplements that impact the management of the Funds will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser’s approval thereof.

3.	Management. Subject always to the supervision of the Adviser, who in turn is subject to the supervision of the Trust’s Board of Trustees, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Funds and place all orders for the purchase and sale of securities, including foreign or domestic securities or other property (including financial futures and options of any type), all on behalf of the Funds. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Funds (as set forth below), and will monitor the Funds’ investments, and will comply with the provisions of Trust’s Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Funds, which may be amended from time to time. Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Funds and to consult with each other regarding the investment affairs of the Funds. Sub-Adviser will report to the Board of Trustees and to Adviser with respect to the implementation of such program. Sub-Adviser, solely with respect to the assets of the Funds, which are under its management pursuant to this Agreement, is responsible for compliance with the diversification provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended (“IRC”), and its accompanying Regulation, Treas. Reg. Section 1.817-5, applicable to the Funds.

Adviser will not act in a manner that would result in Sub-Adviser failing to maintain the required diversification and if the failure to diversify is inadvertent, Jackson National Life Insurance Company and any of its affiliates investing in the Funds, as owner of the assets in the Funds, shall in good faith and in conjunction with Sub-Adviser follow the procedures specified in Treas. Reg. Section 1.817-5(a)(2) and Revenue Procedure 92-25 (or its successor) to request relief from the Commissioner of Internal Revenue Service, and that in such an event Adviser shall work in conjunction with Sub-Adviser in the preparation of any request for relief or closing agreement and, to the extent that Adviser is seeking indemnification under Section 11 hereof, no filings or agreements shall be made with the Commissioner of Internal Revenue Service without the prior written approval of Sub-Adviser.

The Adviser agrees that the Sub-Adviser shall not be liable for any failure to recommend the purchase or sale of any security on behalf of any Fund on the basis of any information which might, in the Sub-Adviser’s opinion, constitute a violation of any federal or state laws, rules or regulations.

The Sub-Adviser further agrees that it:

a)	will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

b)	will comply with all applicable Rules and Regulations of the SEC in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

c)	will report regularly to Adviser and to the Trust's Board of Trustees as reasonably agreed between the Adviser and Sub-Adviser and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times agreed to by the Adviser and Sub-Adviser, the management of the Funds, including, without limitation, review of the general investment strategies of the Funds, the performance of the Funds in relation to the specified benchmarks and will provide various other reports from time to time as reasonably requested by Adviser;

d)	will provide to the Adviser (i) a monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, and (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser;

e)	will prepare and maintain such books and records with respect to each Fund’s securities transactions in accordance with Section 7 herein, and will furnish Adviser and Trust’s Board of Trustees such periodic and special reports as the Adviser may reasonably request;

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f)	will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G with respect to securities held for the account of the Funds subject to Sub-Adviser's supervision;

g)	will act upon reasonable instructions from Adviser not inconsistent with the fiduciary duties and Investment Objectives hereunder;

h)
will treat confidentially and as proprietary information of Trust all such records and other information relative to the Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Trust, provided, however, that notwithstanding the foregoing, Sub-Adviser may disclose such information as required by applicable law, regulation or upon request by a regulator or auditor of Sub-Adviser;

i)	will vote proxies received in connection with securities held by the Funds consistent with its fiduciary duties hereunder; and

j)	may not consult with any other sub-adviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trusts, including the Funds, except that such consultations are permitted between the current and successor sub-advisers of the Funds in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

The Adviser and the Sub-Adviser each further agree that:

a)	to the extent that the Commodity Exchange Act, as amended (“CEA”), and the then-current Commodity Futures Trading Commission (“CFTC”) regulations require (i) registration by either party as a Commodity Pool Operator or Commodity Trading Advisor, (ii) specific disclosure, or as applicable to it (iii) filing of reports and other documents, each shall comply with such requirements;

b)	Sub-Adviser shall comply with all requirements of the applicable CEA and then-current CFTC regulations that apply to Sub-Adviser with regard to the Fund, and with regard to all Funds for which it serves as Sub-Adviser; and

c)	Sub-Adviser shall cooperate by assisting the Adviser in fulfilling any disclosure or reporting requirements applicable to the Fund under the CEA and/or then-current CFTC regulations.

4.	Custody of Assets. Sub-Adviser shall at no time have the right to physically possess the assets of the Funds or have the assets registered in its own name or the name of its nominee, nor shall Sub-Adviser in any manner acquire or become possessed of any income, whether in kind or cash, or proceeds, whether in kind or cash, distributable by reason of selling, holding or controlling such assets of the Funds. In accordance with the preceding sentence, Sub-Adviser shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the assets of the Funds. All such duties of collection, physical acquisition and safekeeping shall be the sole obligation of the custodian.

5.	Brokerage. The Sub-Adviser is responsible for decisions to buy and sell securities for each Fund, broker-dealer selection, and negotiation of brokerage commission rates. Sub-Adviser shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions entered into by Sub-Adviser on behalf of the Funds. Sub-Adviser will provide copies of futures agreements entered into by the Funds to the Adviser, if applicable. It is the Sub-Adviser’s general policy in selecting a broker to effect a particular transaction to seek to obtain “best execution”, which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the brokerage services provided by the broker.

Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the applicable Fund on a continuing basis. Subject to such policies and procedures as the Trust’s Board of Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for each Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealer affiliates) who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and to cause such Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser’s overall

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responsibilities with respect to such Fund and other accounts to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of a Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on brokerage placements to the Adviser as reasonably requested by the Adviser, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

6.	Expenses. The Sub-Adviser shall bear all expenses incurred by it in connection with the performance of its services under this Agreement. Each Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, and administration fees; fees for necessary professional and brokerage services; costs relating to local administration of securities; and fees for any pricing services. All other expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser under the Management Agreement are borne by the applicable Fund or the Trust.

7.	Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request, copies of which may be retained by the Sub-Adviser. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act related to each Fund’s portfolio transactions. The Adviser shall maintain all books and records not related to the Fund’s portfolio transactions.

8.	Compensation. For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee accrued daily and payable monthly on the average daily net assets in the Funds in accordance with Schedule B hereto.

9.	Services to Others. Adviser understands, and has advised the Trust’s Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies or accounts. Adviser has no objection to Sub-Adviser acting in such capacities, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Sub-Adviser may group orders for a Fund with orders for other funds and accounts to obtain the efficiencies that may be available on larger transactions when it determines that investment decisions are appropriate for each participating account. Sub-Adviser cannot assure that such policy will not adversely affect the price paid or received by a Fund. Adviser recognizes, and has advised Trust’s Board of Trustees, that in some cases this procedure may adversely affect the size and the opportunities of the position that the participating Fund may obtain in a particular security. In addition, Adviser understands, and has advised the Trust’s Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser’s duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

10.	Limitation of Liability. Sub-Adviser, its officers, directors, employees, agents or affiliates will not be subject to any liability to the Adviser or the Funds or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Funds, any shareholder of the Funds or the Adviser either in connection with the performance of Sub-Adviser’s duties under this Agreement or its failure to perform due to events beyond the reasonable control of the Sub-Adviser or its agents, except for a loss resulting from Sub-Adviser’s willful misfeasance, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. Federal and State securities laws may impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any right which Adviser may have under any applicable laws.

11.	Indemnification. Adviser and the Sub-Adviser each agree to indemnify the other party (and each such party’s affiliates, employees, directors and officers) against any claim, damages, loss or liability (including reasonable attorneys’ fees) arising out of any third party claims brought against an indemnified party that are found to constitute willful misfeasance or gross negligence on the part of the indemnifying party.

12.	Duration and Termination. This Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the date of its execution. Thereafter, if not terminated as to a Fund, this Agreement will continue in effect as to a Fund for successive periods of 12 months , provided that such continuation is specifically approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund, and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or Adviser, or on sixty days’ written notice by the Sub-Adviser. This Agreement will immediately terminate in
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the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning of such terms in the 1940 Act.) Section 10 and 11 herein shall survive the termination of this Agreement.

13.	Acknowledgements of Adviser. Adviser acknowledges and agrees that:

a)	If the Sub-Adviser is registered as a Commodity Trading Advisor under the CEA, the Adviser consents to the Sub-Adviser’s compliance with the alternative disclosure and recordkeeping standards available to exempt accounts under CFTC Rule 4.7 with respect to a Fund’s trading in commodity interests, provided that the Sub-Adviser has duly filed a notice of claim for such relief pursuant to Rule 4.7(d). The Adviser will take reasonable steps to cooperate with the Sub-Adviser in connection with establishing and maintaining such exemption under Rule 4.7, including, upon request, confirming whether a Fund is a “qualified eligible person” as defined in Rule 4.7.

b)	If the Adviser is excluded from the definition of a commodity pool operator under CFTC Rule 4.5 with respect to a Fund, the Adviser will furnish the Sub-Adviser with a copy of the notice of eligibility filed pursuant to Rule 4.5 (c) with respect to such exclusion, or, if more recent, the most recent annual notice affirming the basis of such eligibility that has been filed pursuant to Rule 4.5(c)(5).

14.	Obligations of Adviser. The Adviser agrees to provide or complete, as the case may be, the following prior to the commencement of the Sub-Adviser’s investment advisory services as specified under this Agreement:

a)	A list of first tier affiliates and second tier affiliates (i.e., affiliates of affiliates) of the Fund;

b)	A list of restricted securities for each Fund (including CUSIP, Sedol or other appropriate security identification); and

c)	A copy of the current compliance procedures for each Fund.

The Adviser also agrees to promptly update the above referenced items in order to ensure their accuracy, completeness and/or effectiveness.

15.	Confidential Treatment. It is understood that any information or recommendation supplied by, or produced by, Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Trust. Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by the Adviser and Sub-Adviser, the Adviser and Trust will not disclose any list of securities purchased or sold by the Funds for a period of 30 days after month end, or any list of securities held by the Fund for 90 days after month end in any manner whatsoever except as expressly authorized in this Agreement, and except that the top 10 holdings may be disclosed 15 days after month end.

16.	Entire Agreement; Amendment of this Agreement. This Agreement constitutes the entire agreement between the parties with respect to the Funds. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

17.	Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as designated herein.

a)	To Adviser:

Jackson National Life Insurance Company

1 Corporate Way

Lansing, MI 48951

Attn: Thomas J. Meyer

b)	To Sub-Adviser:

Wellington Management Company, LLP

280 Congress Street

Boston, Massachusetts 02210

Attn:  Legal Services

18.	Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid
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by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

The name “JNL Series Trust” and “Trustees of JNL Series Trust” refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the “JNL Series Trust” entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives or agents of Trust personally, but bind only the assets of Trust, and persons dealing with the Funds must look solely to the assets of Trust belonging to such Fund for the enforcement of any claims against the Trust.

19.	Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Michigan.

20.	Counterpart Signatures. This Agreement may be executed in several counterparts, including via facsimile, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of this 13th day of December 2012, effective December 1, 2012.

Jackson National Asset Management, LLC

By: /s/ Mark D. Nerud

Name: Mark D. Nerud

Title: President and CEO

Wellington Management Company, LLP

By: /s/ Sarah Williamson

Name: Sarah Williamson

Title: Senior Vice President

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Schedule A

December 1, 2012

Funds
JNL/WMC Balanced Fund
JNL/WMC Money Market Fund
JNL/WMC Value Fund

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Schedule B

December 1, 2012

(Compensation)

JNL/WMC Balanced Fund
Average Daily Net Assets	Annual Rate
$0 to $200 Million:	[Fees Omitted]
$200 to $400 Million:	[Fees Omitted]
Over $400 Million:	[Fees Omitted]

JNL/WMC Money Market Fund
Average Daily Net Assets	Annual Rate
$0 to $750 Million:	[Fees Omitted]
$750 Million to $1 Billion:	[Fees Omitted]
Over $1 Billion:	[Fees Omitted]

* The assets of the JNL/WMC Money Market Fund of JNL Series Trust and the assets of the JNL Money Market Fund of JNL Investors Series Trust will be combined for purposes of determining the applicable annual rate.

JNL/WMC Value Fund
Average Daily Net Assets	Annual Rate
$0 to $50 Million:	[Fees Omitted]
Over $50 Million:	[Fees Omitted]

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Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Wellington Management Company, LLP

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Wellington Management Company, LLP, a Massachusetts limited liability partnership and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement effective as of the 3rd day of May, 2004, and Amended and Restated effective as of the 1st day of December, 2012 (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (“Funds”) of JNL Series Trust.

Whereas, the parties have agreed to amend the following sections of the Agreement:

Section 3. “Management”;

Section 12. “Duration and Termination”; and

Section 15. “Confidential Treatment”.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement, as follows:

Add the following as a new sub-paragraph c) in Section 3. “Management” after the heading entitled “The Sub-Adviser further agrees that it”, and re-number all sub-paragraphs alphabetically thereafter:

c)	will provide reasonable assistance to the Adviser in connection with the foreign laws, regulations and regulatory requirements as set forth by foreign regulatory agencies, as may be applicable to the Adviser and Funds and will comply with the foreign laws, regulations and regulatory requirements as set forth by foreign regulatory agencies directly applicable to the Sub-Adviser's investment activities in such foreign markets.

After renumbering the sub-sections as referenced above, delete sub-paragraph e) in Section 3. “Management” after the heading entitled “The Sub-Adviser further agrees that it” in its entirety and replace it with the following:

e)	will provide to the Adviser (i) a monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, and (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser; (iii) other compliance and reporting information as reasonably requested by the Adviser or the Board of Trustees from time-to-time;

After renumbering the sub-sections as referenced above, add the following as a new sub-paragraph f) in Section 3. “Management” after the heading entitled “The Sub-Adviser further agrees that it”:

f)	as a service provider to the Funds will cooperate fully with the Chief Compliance Officer of the Trust in the execution of his/her responsibilities to monitor service providers to the Funds under Rule 38a-1 under the 1940 Act, including any applicable document requests;

Delete Section 12. “Duration and Termination” in its entirety, and replace it with the following:

12.       Duration and Termination.  The Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the effective date of the initial Investment Sub-Advisory Agreement with regard to all Fund(s) covered by this Agreement. Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year through June 30th of each successive year following the initial two year period, for each Fund covered by this Agreement, as listed on Schedule A, provided that such continuation is specifically approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund(s), and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or Adviser, or on sixty days’ written notice by the Sub-Adviser.  This Agreement will immediately terminate in the event of its assignment.  (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning of such terms as in the 1940 Act.) Section 10 and 11 herein shall survive the termination of this Agreement.

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Delete Section 15. “Confidential Treatment” in its entirety, and replace it with the following:

15.       Confidential Treatment. All information and advice furnished by one party to the other party (including their respective agents, employees, and representatives and the agents, employees, and representatives of any affiliates) hereunder shall be treated as confidential and shall not be disclosed to third parties, except as may be necessary to comply with applicable laws, rules and regulations, subpoenas, court orders, and as required in the administration and management of the Funds.  It is understood that any information or recommendation supplied by, or produced by, Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Trust. Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by the Adviser and Sub-Adviser, the Adviser and Trust will not disclose any list of securities purchased or sold by the Funds for a period of 30 days after month end, or any list of securities held by the Fund for 90 days after month end in any manner whatsoever except as expressly authorized in this Agreement, and except that the top 10 holdings may be disclosed 15 days after month end.

This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 20th day of June 2013, effective May 30, 2013.

Jackson National Asset Management, LLC	Wellington Management Company, LLP

By: /s/ Mark D. Nerud	By: /s/ Susan G. O’Connell
Name: Mark D. Nerud	Name: Susan G. O’Connell
Title: President and CEO	Title: Senior Vice President

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Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Wellington Management Company, LLP

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Wellington Management Company, LLP, a Massachusetts limited liability partnership and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended May 30, 2013 and June 3, 2013 (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (“Funds”) of JNL Series Trust (“Trust”), as listed on Schedule A to the Agreement.

Whereas, the parties have agreed to amend the following section of the Agreement:

Section 12. “Duration and Termination”

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement, as follows:

Delete Section 12. “Duration and Termination” in its entirety, and replace with the following:

12.	Duration and Termination. The Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the effective date of the initial Investment Sub-Advisory Agreement with regard to all Fund(s) covered by this Agreement. Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year through September 30th of each successive year following the initial two year period, for each Fund covered by this Agreement, as listed on Schedule A, provided that such continuation is specifically approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund(s), and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or Adviser, or on sixty days’ written notice by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning of such terms as in the 1940 Act.) Section 10 and 11 herein shall survive the termination of this Agreement.

This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 15th day of June 2014, effective June 4, 2014.

Jackson National Asset Management, LLC	Wellington Management Company, LLP

By: /s/ Mark D. Nerud	By: /s/ Susan G. O’Connell
Name: Mark D. Nerud	Name: Susan G. O’Connell
Title: President and CEO	Title: Senior Vice President

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Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Wellington Management Company, LLP

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Wellington Management Company, LLP, a Massachusetts limited liability partnership and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended May 30, 2013, June 3, 2013, and June 4, 2014 (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (“Funds”) of JNL Series Trust (“Trust”), as listed on Schedule A to the Agreement.

Whereas, in connection with a corporate restructuring of the Sub-Adviser, the parties have agreed to amend the Agreement to replace Wellington Management Company, LLP, a Massachusetts limited liability partnership and registered investment adviser, with Wellington Management Company LLP, a Delaware limited liability partnership and registered investment adviser.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement, as follows:

replace Wellington Management Company, LLP, a Massachusetts limited liability partnership and registered investment adviser, with Wellington Management Company LLP, a Delaware limited liability partnership and registered investment adviser.

This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 10th day of October 2014, effective January 1, 2015.

Jackson National Asset Management, LLC	Wellington Management Company, LLP

By: /s/ Mark D. Nerud	By: /s/ Molly K. Shannon
Name: Mark D. Nerud	Name: Molly K. Shannon
Title: President and CEO	Title: Senior Vice President

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Amendment

to

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Wellington Management Company LLP

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Wellington Management Company LLP, a Delaware limited liability partnership and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement effective as of the 3rd day of May, 2004, as Amended and Restated effective as of the 1st day of December, 2012, and as further amended (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios of JNL Series Trust (“Trust”), as listed on Schedule A to the Agreement.

Whereas, the parties have agreed to amend the following section of the Agreement:

Section 3. “Management.”

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

The following shall be inserted as sub-paragraph l) in Section 3. “Management.” under the heading entitled: “The Sub-Adviser further agrees that it:”

l)	at its expense, will furnish: (i) all necessary facilities and personnel, including salaries, expenses, and fees of any personnel required for the Sub-Adviser to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed and effective as of August 31, 2016.

Jackson National Asset Management, LLC		Wellington Management Company LLP

By:	/s/ Mark D. Nerud	By:	/s/ Charles Argyle
Name:	Mark D. Nerud	Name:	Charles Argyle
Title:	President and CEO	Title:	Senior Managing Director

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Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Wellington Management Company LLP

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and Wellington Management Company LLP, a Delaware limited liability partnership and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and Sub-Adviser (the “Parties”) entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (the “Funds”) of JNL Series Trust (the “Trust”), as listed on Schedule A to the Agreement.

Whereas, the Board of Trustees of the Trust has approved, and the Parties have agreed to amend Section 3. “Management”; and Section 12. “Duration and Termination” of the Agreement, effective September 6, 2019.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Sub-paragraph i) after “The Sub-Adviser further agrees that it:”, under Section 3. “Management,” shall be deleted and replaced, in its entirety, with the following:

i)	will act upon reasonable instructions from Adviser (except as to the voting of proxies) not inconsistent with the fiduciary duties and Investment Objectives hereunder;

2)	Sub-paragraph k) after “The Sub-Adviser further agrees that it:”, under Section 3. “Management,” shall be deleted and replaced, in its entirety, with the following:

k)	Consistent with its fiduciary duties to each Fund and on the Fund’s behalf, the Sub-Adviser is hereby appointed the Fund’s agent to exercise in its direction all rights and performs all duties with respect to the Fund’s right to vote (or refrain from voting), each Fund’s securities and exercise rights in corporate actions or otherwise in accordance with the Sub-Adviser’s proxy voting guidelines, as amended from time to time, which shall be provided to the Trust and the Adviser. For the avoidance of doubt, the Sub-Adviser will have full discretion in this regard and the Adviser will not attempt to influence the Sub-Adviser’s voting decisions. The Sub-Adviser, as required by law, will report significant shareholdings for Wellington Management Company LLP, as investment adviser. The aggregate total will include holdings held in the Funds under this agreement, but the filings made are on Wellington Management Company LLP’s behalf;

3)	Section 12. “Duration and Termination,” shall be deleted and replaced, in its entirety, with the following:

Duration and Termination.  The Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the effective date of the initial Investment Sub-Advisory Agreement with regard to all Fund(s) covered by this Agreement.  Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year through September 30th of each successive year following the initial two year period, for each Fund covered by this Agreement, as listed on Schedule A, provided that such continuation is specifically approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund(s), and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser (“Independent Trustees”). Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of each Fund, on sixty days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser with the consent of the Board (including a majority of the Independent Trustees), or on sixty days’ written notice by the Sub-Adviser to the Trust and the other party.  This Agreement will immediately terminate in the event of its assignment.  (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning of such terms as in the 1940 Act.)  Section 10 and 11 herein shall survive the termination of this Agreement.

4)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.
A-14

5)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

6)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective September 6, 2019.

Jackson National Asset Management, LLC		Wellington Management Company LLP

By:	/s/ Mark D. Nerud	By:	/s/ Scott Lopez
Name:	Mark D. Nerud	Name:	Scott Lopez
Title:	President and CEO	Title:	Senior Managing Director

A-15

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Wellington Management Company LLP

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and Wellington Management Company LLP, a Delaware limited liability partnership and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and Sub-Adviser (the “Parties”) entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (the “Funds”) of JNL Series Trust (the “Trust”), as listed on Schedule A to the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

Whereas, the Board of Trustees of the Trust approved the appointment of Sub-Adviser to provide sub-investment advisory services to the following existing funds of the Trust and their corresponding fee schedules, effective April 26, 2021:

-	JNL/Invesco Global Real Estate Fund (which is being renamed the JNL/WMC Global Real Estate Fund); and

-	JNL/Vanguard Equity Income Fund (which is being renamed the JNL/WMC Equity Income Fund).

Whereas, the Parties have agreed to amend the Agreement to add the JNL/WMC Global Real Estate Fund and JNL/WMC Equity Income Fund and their corresponding fees, effective April 26, 2021.

Whereas, the Parties have agreed to amend the following section of the Agreement, effective April 26, 2021:

Section 17. “Notice.”

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Section “17. Notice.” shall be deleted and replaced, in its entirety, with the following:

17.	Notice. All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or sent by electronic transmission (via e-mail) or such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

a) To Adviser:	Jackson National Asset Management, LLC
225 West Wacker Drive
Suite 1200
Chicago, IL 60606
Attention: General Counsel
Email address: JNAMLegal@jackson.com

b) To the Sub-Adviser:	Wellington Management Company LLP
Attention: Legal Services
280 Congress Street
Boston, Massachusetts 02210
Email address: wellingtonrelationshipteam-jackson@weelington.com

2)	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated April 26, 2021, attached hereto.

A-16

3)	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated April 26, 2021, attached hereto.

4)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

5)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

6)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective April 26, 2021.

Jackson National Asset Management, LLC		Wellington Management Company LLP
By:	/s/ Emily J. Bennett	By:	/s/ Eric Tanaka
Name:	Emily J. Bennett	Name:	Eric Tanaka
Title:	AVP and Associate General Counsel	Title:	Managing Director
A-17

Schedule A

Dated April 26, 2021

Funds
JNL Multi-Manager Emerging Markets Equity Fund
JNL/WMC Balanced Fund
JNL/WMC Equity Income Fund
JNL/WMC Global Real Estate Fund
JNL/WMC Government Money Market Fund
JNL/WMC Value Fund

A-18

Schedule B

Dated April 26, 2021

(Compensation)

JNL Multi-Manager Emerging Markets Equity Fund
Average Daily Net Assets*	Annual Rate
$0 to $250 Million	[Fees Omitted]
Amounts over $250 Million	[Fees Omitted]

* For the portion of the Average Daily Net Assets managed by Wellington Management Company LLP

JNL/WMC Equity Income Fund
Average Daily Net Assets	Annual Rate
$0 to $500 Million	[Fees Omitted]
Over $500 Million	[Fees Omitted]

JNL/WMC Global Real Estate Fund
Average Daily Net Assets	Annual Rate
$0 to $250 Million	.400%
$250 Million to $750 Million	.350%
Over $750 Million	.300%

JNL/WMC Balanced Fund
Average Daily Net Assets	Annual Rate
Assets up to $5 Billion:
$0 to $200 Million	[Fees Omitted]
$200 Million to $400 Million	[Fees Omitted]
$400 Million to $2.5 Billion	[Fees Omitted]
$2.5 Billion to $5 Billion	[Fees Omitted]
Over $5 Billion	[Fees Omitted]
When assets exceed $5 Billion:
$0 to $5 Billion	[Fees Omitted]
Over $5 Billion	[Fees Omitted]

A-19

JNL/WMC Government Money Market Fund
Average Daily Net Assets	Annual Rate
$0 to $1 Billion:	[Fees Omitted]*
$1 Billion to $4 Billion:	[Fees Omitted]*
Over $4 Billion:	[Fees Omitted]*

* The assets of the JNL/WMC Government Money Market Fund of JNL Series Trust and the assets of the JNL Government Money Market Fund of JNL Investors Series Trust will be combined for purposes of determining the applicable annual rate.

JNL/WMC Value Fund
Average Daily Net Assets	Annual Rate
$0 to $1 Billion	[Fees Omitted]
Over $1 Billion:	[Fees Omitted]

A-20

Exhibit B

Prospectus Comparison of the JNL/Invesco Global Real Estate Fund

and JNL/WMC Global Real Estate Fund

JNL/WMC Global Real Estate Fund

(formerly, JNL/Invesco Global Real Estate Fund)

Class A

Class I

Investment Objective. The investment objective of the Fund is ~~high~~ long-term total return.

Expenses. This table describes the fees and expenses that you may pay if you buy, ~~and~~  hold and sell shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.

You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.58% ~~0.59%~~
Distribution and/or Service (12b-1) Fees	0.30%
Other Expenses[1]	0.15% ~~0.16%~~
Total Annual Fund Operating Expenses [2]	1.03% ~~1.05%~~
[1]	"Other Expenses" include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").
[2] Expense information has been restated to reflect current fees.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fee	0.58% ~~0.59%~~
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.15% ~~0.16%~~
Total Annual Fund Operating Expenses [2]	0.73% ~~0.75%~~
[1]	"Other Expenses" include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").
[2] Expense information has been restated to reflect current fees.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JNL/WMC~~Invesco~~ Global Real Estate Fund Class A
1 year	3 years	5 years	10 years
~~$107~~	~~$334~~	~~$579~~	~~$1,283~~
$105	$328	$569	$1,259

B-1

JNL/WMC~~Invesco~~ Global Real Estate Fund Class I
1 year	3 years	5 years	10 years
~~$77~~	~~$240~~	~~$417~~	~~$930~~
$75	$233	$406	$906

Portfolio Turnover (% of average value of portfolio). The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance.

Period
~~1/1/2019 - 12/31/2019~~	~~52~~	~~%~~
1/1/2020 - 12/31/2020	150%

Portfolio Turnover for the period of January 1, 2020 to December 31, 2020 is from the prior sub-adviser, Invesco Advisers, Inc.

Principal Investment Strategies. The Fund seeks to meet its investment objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the securities of real estate and real estate-related issuers and derivatives and other instruments that have economic characteristics similar to such securities. The Fund's common stock investments may also include China A-shares (shares of companies based on mainland China that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange). The Fund invests primarily in real estate investment trusts (“REITs”), depositary receipts and equity securities (including common and preferred stock, and convertible stock) of domestic and foreign issuers. The Fund invests, under normal circumstances, in securities of issuers located in at least three different countries, including the United States. The Fund may invest up to 20% of its net assets in securities of issuers located in emerging markets countries, i.e., those that are in the initial stages of their industrial cycles. These companies include REITs or other real estate operating companies.

Investment in equity and debt securities of companies unrelated to the real estate industry are generally limited to securities that the portfolio managers believe are undervalued and have potential for growth of capital. The Fund may purchase debt securities including U.S. Treasury and agency bonds and notes. ~~It~~ The Fund may also invest up to 10% of its total assets in non-investment grade debt securities (commonly known as “junk-bonds”) of real estate and real estate-related issuers.

The Fund also may engage in short sales of securities.

The Fund can invest in derivative instruments including forward foreign currency contracts.

The Fund can use forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated; though the Fund has not historically used these instruments.

The Fund may invest in securities of issuers of all capitalization sizes. Real estate companies tend to have smaller asset bases compared with other market sectors, therefore, the Fund may hold a significant amount of securities of small- and mid-capitalization issuers.

The Fund will concentrate its investments in the securities of domestic and foreign real estate and real estate-related companies. For purposes of this concentration, real estate and real estate-related companies shall consist of companies (i) where at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management, or sale of residential, commercial or industrial real estate, including listed equity REITs that own property, and mortgage REITs which make short-term construction and development mortgage loans or which invest in long-term mortgages or mortgage pools, or (ii) whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The principal risks associated with investing in the Fund include:

•	Real estate investment risk – Real estate is affected by general economic conditions and legal, cultural or technological developments. When growth is slowing, demand for property decreases and prices may decline, which could impact the value of mortgage-backed securities that may be held by the Fund. Real estate company share prices may drop because of the failure of borrowers to pay their loans and poor management.
•	Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, public health issues, including widespread disease and virus epidemics or pandemics such as the coronavirus (COVID-19) pandemic, war, terrorism or natural disasters, among others. Adverse market conditions may be prolonged
B-2

and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

•	Interest rate risk – When interest rates increase, fixed-income securities generally will decline in value. Long-term fixed income securities normally have more price volatility than short-term fixed income securities. The value of certain equity investments, such as utilities and real estate-related securities, may also be sensitive to interest rate changes.
•	Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly available information about issuers of foreign securities compared to issuers of U.S. securities. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	European investment risk – Investing in Europe involves many of the same risks as investing in foreign securities. In addition, since Europe includes both developed and emerging markets, investments by the Fund will be subject to the risks associated with investments in such markets. Performance is expected to be closely tied to social, political, and economic conditions within Europe and to be more volatile than the performance of more geographically diversified funds. Additionally, the United Kingdom's withdrawal from the EU, commonly known as “Brexit,” may have significant political and financial consequences for Eurozone markets, including greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in the United Kingdom and the EU. The withdrawal agreement entered into between the United Kingdom and the EU entered into force on January 31, 2020, at which time the United Kingdom ceased to be a member of the EU. Following the withdrawal, there will be an eleven-month transition period, ending December 31, 2020, during which the United Kingdom will negotiate its future relationship with the EU. Brexit has already resulted in significant volatility in European and global financial markets and uncertainty about the integrity and functioning of the EU, both of which may persist for an extended period of time.
•	Emerging markets and less developed countries risk – Emerging market and less developed countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. Investments in, or exposure to, securities that are tied economically to emerging market and less developed countries are subject to all of the risks of investments in, or exposure to, foreign securities, generally to a greater extent than in developed markets, among other risks. Investments in securities that are tied economically to emerging markets involve greater risk from economic and political systems that typically are less developed, and likely to be less stable, than those in more advanced countries. The Fund also will be subject to the risk of adverse foreign currency rate fluctuations. Emerging market and less developed countries may also have economies that are predominantly based on only a few industries or dependent on revenues from particular commodities. The risks of nationalization, expropriation or other confiscation of assets of non-U.S. issuers is also greater in emerging and less developed countries. As a result of these risks, investments in securities tied economically to emerging markets tend to be more volatile than investments in securities of developed countries.
•	Foreign regulatory risk – The Adviser is a subsidiary of Jackson. Jackson is a wholly owned subsidiary of Jackson Financial Inc., which is a subsidiary of Prudential plc. Prudential plc is a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America, or with The Prudential Assurance Company Ltd, a subsidiary of M&G plc, a company incorporated in the United Kingdom. Through its ownership structure, the Adviser has a number of global financial industry affiliates. As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities. Additionally, the Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements. Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales. These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance.
•	Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Sub-Adviser's investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.
•	Company risk – Investments in U.S. and/or foreign-traded equity securities may fluctuate more than the values of other types of securities in response to changes in a particular company’s financial condition.
•	Concentration risk – The Fund may concentrate its investments in certain securities. To the extent that the Fund focuses on particular countries, regions, industries, sectors, issuers, types of investment or limited number of securities from time to time, the
B-3

Fund may be subject to greater risks of adverse economic, business or political developments in the area of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

•	Accounting risk – The Fund bases investment selections, in part, on information drawn from the financial statements of issuers. Financial statements may not be accurate, may reflect differing approaches with respect to auditing and reporting standards and may affect the ability of the Fund’s investment manager to identify appropriate investment opportunities.
•	Mid-capitalization and small-capitalization investing risk – The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks become.
•	Investing in China A Shares risk – Investments in Class A Shares of Chinese companies involve certain risks and special considerations not typically associated with investments in U.S. companies, such as greater government control over the economy, political and legal uncertainty, currency fluctuations or blockage, the risk that the Chinese government may decide not to continue to support economic reform programs and the risk of nationalization or expropriation of assets. Additionally, the Chinese securities markets are emerging markets subject to the special risks applicable to developing and emerging market countries described elsewhere in this prospectus.
•	Portfolio turnover risk – Frequent changes in the securities held by the Fund, including investments made on a shorter-term basis or in derivative instruments or in instruments with a maturity of one year or less at the time of acquisition, may increase transaction costs, which may reduce performance.
~~•~~	~~Financial services risk – An investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework or interest rates that may negatively affect financial service businesses; (ii) exposure of a financial institution to a non-diversified or concentrated loan portfolio; (iii) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses (e.g., sub-prime loans); and (iv) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.~~
•	Depositary receipts risk – Depositary receipts, such as American depositary receipts ("ADRs"), global depositary receipts ("GDRs"), and European depositary receipts ("EDRs"), may be issued in sponsored or un-sponsored programs. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts. In an un-sponsored program, the issuer may not be directly involved in the creation of the program. Depositary receipts involve many of the same risks as direct investments in foreign securities. These risks include: fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; and speculation. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. Investments in depositary receipts that are traded over the counter may also subject the Fund to liquidity risk.
•	Convertible securities risk – Convertible securities have investment characteristics of both equity and debt securities. Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and debt securities, depending on the price of the underlying security and conversion price. While equity securities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The value of convertible and debt securities may fall when interest rates rise. Securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Due to their hybrid nature, convertible securities are typically more sensitive to changes in interest rates than the underlying common stock, but less sensitive than a fixed rate corporate bond.
•	Credit risk – The price of a debt instrument can decline in response to changes in the financial condition of the issuer, borrower, guarantor, counterparty, or other entity responsible for payment. The Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.
•	Derivatives risk – Investments in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, can be highly volatile and may be subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment. Derivatives also are subject to leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost. Certain derivatives transactions may subject the Fund to counterparty risk.
•	High-yield bonds, lower-rated bonds, and unrated securities risk – High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as “junk bonds,” and are considered below “investment-grade” by national ratings agencies. Junk bonds
B-4

are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. As a result, an investment in junk bonds is considered speculative. High-yield bonds may be subject to liquidity risk, and the Fund may not be able to sell a high-yield bond at the price at which it is currently valued.

•	Mortgage-related and other asset-backed securities risk – Rising interest rates tend to extend the duration of mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates and exhibit increased volatility. When interest rates decline, borrowers may pay off their mortgages or other loans sooner than expected, which can reduce the returns.
•	Preferred stock risk – Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company.
•	Short sales risk – A short sale may be effected by selling a security that the Fund does not own. If the price of the security sold short increases, the Fund would incur a loss; conversely, if the price declines, the Fund will realize a gain. The Fund may take a short position in securities or in a derivative instrument, such as a future, forward or swap. Short sales involve greater reliance on the investment manager’s ability to accurately anticipate the future value of an instrument, potentially higher transaction and other costs (that will reduce potential Fund gains and increase potential Fund losses), and imperfect correlation between the actual and desired level of exposure. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The Fund’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund’s overall potential for loss to a greater extent than would occur without the use of leverage. Short positions typically involve increased liquidity risk and transaction costs, and the risk that the third party to the short sale may fail to honor its contract terms.

Performance. The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of a broad-based securities market index which has investment characteristics similar to those of the Fund. Performance results include the effect of expense waiver/reduction arrangements for some or all of the periods shown. If such arrangements had not been in place, performance for those periods would have been lower. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products. If these amounts were reflected, returns would be less than those shown.

Effective April 26, 2021, for consistency with the Fund's principal investment strategies, the Fund replaced the FTSE EPRA/Nareit Global Real Estate Index with the FTSE EPRA/Nareit Developed Index as the Fund's primary benchmark.

Annual Total Returns as of December 31

Class A

Best Quarter (ended 3/31/2019): 14.98%; Worst Quarter (ended 3/31/2020): -27.67%

~~Best Quarter (ended 9/30/2010): 18.50%; Worst Quarter (ended 9/30/2011): -18.04%~~
B-5

Annual Total Returns as of December 31

Class I

Best Quarter (ended 3/31/2019): 15.08%; Worst Quarter (ended 3/31/2020): -27.59%

~~Best Quarter (ended 9/30/2010): 18.65%; Worst Quarter (ended 9/30/2011): -17.99%~~

Average Annual Total Returns as of 12/31/ 2020~~2019~~
	1 year	5 year	10 year
JNL/WMC~~Invesco~~ Global Real Estate Fund (Class A)	~~22.52~~-12.13%	~~5.10~~2.61%	~~7.88~~4.82%
FTSE EPRA/NAREIT Developed Index (reflects no deduction for fees, expenses, or taxes)	~~23.06~~9.04%	~~6.53~~3.74%	~~9.25~~5.44%
FTSE EPRA/NAREIT Global Real Estate Index (reflects no deduction for fees, expenses, or taxes)	~~23.58~~-9.16%	~~6.94~~4.99%	~~8.91~~5.92%
~~FTSE EPRA/NAREIT Developed Real Estate Index (reflects no deduction for fees, expenses, or taxes)~~	~~23.06 %~~	~~6.53 %~~	~~9.25 %~~

Average Annual Total Returns as of 12/31/ 2020~~2019~~
	1 year	5 year	10 year
JNL/WMC~~Invesco~~ Global Real Estate Fund (Class I)	~~22.95~~-11.90%	~~5.35~~2.87%	~~8.13~~5.07%
FTSE EPRA/NAREIT Developed Index (reflects no deduction for fees, expenses, or taxes)	~~23.06~~9.04%	~~6.53~~3.74%	~~9.25~~5.44%
FTSE EPRA/NAREIT Global Real Estate Index (reflects no deduction for fees, expenses, or taxes)	~~23.58~~-9.16%	~~6.94~~4.99%	~~8.91~~5.92%
~~FTSE EPRA/NAREIT Developed Real Estate Index (reflects no deduction for fees, expenses, or taxes)~~	~~23.06 %~~	~~6.53 %~~	~~9.25 %~~

Portfolio Management.

Investment Adviser to the Fund:
Jackson National Asset Management, LLC (“JNAM”)

Sub-Adviser:
Wellington Management Company LLP (“Wellington Management”)

~~Invesco Advisers, Inc. ("Invesco")~~

~~Sub-Sub-Adviser:~~
~~Invesco Asset Management Ltd.~~

Portfolio Manager~~s~~:

Name:	Joined Fund Management Team In:	Title:
~~Joe Rodriguez, Jr.~~ 	~~2005~~	~~Co-Lead Portfolio Manager, Invesco~~
~~Mark Blackburn~~	~~2005~~	~~Portfolio Manager, Invesco~~
~~Ping-Ying Wang~~	~~2006~~	~~Co-Lead Portfolio Manager, Invesco~~
~~Paul Curbo~~	~~2007~~	~~Co-Lead Portfolio Manager, Invesco~~
~~James Cowen~~	~~2008~~	~~Co-Lead Portfolio Manager, Invesco~~
~~Darin Turner~~	~~2010~~	~~Portfolio Manager, Invesco~~
~~Grant Jackson~~	~~April 2018~~	~~Portfolio Manager, Invesco~~
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Name:	Joined Fund Management Team In:	Title:
Bradford Stoesser	April 2021	Senior Managing Director, Partner, and Global Industry Analyst, Wellington Management

Purchase and Redemption of Fund Shares

Only separate accounts of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in this Fund. Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information

The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders, which generally are the participating insurance companies investing in the Fund through separate accounts of Jackson or Jackson NY and mutual funds owned directly or indirectly by such separate accounts. You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income tax consequences to you of your contract, policy, or plan.

Payments to Broker-Dealers and Financial Intermediaries

If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a financial institution), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

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JNL/WMC Global Real Estate Fund

(formerly, JNL/Invesco Global Real Estate Fund)

Class A

Class I

Investment Objective. The investment objective of the Fund is long-term ~~high~~ total return.

Principal Investment Strategies. The Fund seeks to meet its objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in securities of real estate and real estate-related companies, including real estate investment trusts (“REITs”) and in derivatives and other instruments that have economic characteristics similar to such securities. The Fund's common stock investments may also include China A-shares (shares of companies based on mainland China that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange). A REIT is a real estate company that pools funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. The principal type of securities purchased by the Fund is common stock, which is a type of equity security. The companies will be located in at least three different countries, including the United States. The Fund may invest up to 20% of its assets in securities of issuers located in emerging markets countries, i.e. those that are in the initial stages of their industrial cycles. These companies include REITs or other real estate operating companies.

The Fund considers a company to be a real estate or real estate-related company if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These companies include (i) REITs or other real estate operating companies that (a) own property, (b) make or invest in short term construction and development mortgage loans, or (c) invest in long-term mortgages or mortgage pools, and (ii) companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.

The Fund may engage in short sales of securities. A short sale occurs when the Fund sells a security, but does not deliver a security it owns when the sale settles. Instead, it borrows that security for delivery when the sale settles. The Fund may engage in short sales with respect to securities it owns (short sales against the box) or securities it does not own. Generally, the Fund may sell a security short to (i) take advantage of an expected decline in the security price in anticipation of purchasing the same security at a later date at a lower price, or (ii) to protect a profit in a security that it owns (short sale against the box). The Fund will not sell a security short, if as a result of such short sale, the aggregate market value of all securities sold short exceeds 10% of the Fund’s total assets.

The Fund can invest in derivative instruments including forward foreign currency contracts.

The Fund can use forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated; though the Fund has not historically used these instruments.

The Fund may invest up to 10% of its total assets in non-investment grade debt-securities (commonly known as “junk bonds”) of real estate and real estate-related issuers.

The Fund may invest in securities of issuers of all capitalization sizes. Real estate companies tend to have smaller asset bases compared with other market sectors, therefore, the Fund may hold a significant amount of securities of small- and mid-capitalization issuers.

The Fund considers an issuer to be a small-capitalization issuer if it has a market capitalization, at the time of purchase, no larger than the largest capitalized issuer included in the Russell 2000® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. As of December 31, ~~2019~~ 2020 , the capitalization of companies in the Russell 2000® Index ranged from $ ~~13~~25 million to $ ~~8.3~~20 billion.

The Fund considers an issuer to be a mid-capitalization issuer if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. As December 31, ~~2019~~ 2020 , the capitalization of companies in the Russell Midcap® Index ranged from $ 550  ~~823~~ million to $ 75~~78.7~~ billion.

~~When constructing the portfolio, the portfolio managers use a fundamental driven investment process, including an evaluation of factors such as real property market cycle analysis, real property evaluation and management and structure review to identify securities with characteristics including (i) quality underlying properties, (ii) solid management teams with the ability to effectively manage capital structure decisions and execute their stated strategic plan, and (iii) attractive valuations relative to peer investment alternatives. The portfolio managers and investment team focus on equity REITs and real estate operating companies. Equity REITs generally invest a majority of their assets in income-producing real estate properties in order to generate cash flow from rental income and a gradual asset appreciation. Each qualified security in the investment universe is analyzed using fundamental real estate analysis~~

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~~and valuation review to identify securities that appear to have relatively favorable long-term prospects and attractive values. Some of the fundamental real estate factors that are considered include: forecasted occupancy and rental rates of the various property markets in which a firm may operate, property locations, physical attributes, management depth and skill, insider ownership, overall debt levels, percentage of variable financing and fixed charge coverage ratios. The companies that are believed to have the most attractive fundamental attributes are then evaluated on the basis of relative value. Some of the valuation factors that are considered include: cash flow consistency and growth, dividend yield, dividend coverage and growth, and cashflow and assets to price multiples. The portfolio managers seek to construct a portfolio with risk characteristics similar to the FTSE EPRA/NAREIT Developed Real Estate Index (the benchmark index). The Fund uses the benchmark index as a guide in structuring the portfolio, but the Fund is not an index fund. The Fund seeks to limit risk through various controls, such as diversifying the portfolio property types and/or geographic areas from time to time as well as by considering the relative liquidity of each security and limiting the size of any one holding.~~

The Fund’s sub-adviser’s, Wellington Management Company LLP, (“Sub-Adviser”), approach to real estate investing is based on a bottom-up analysis of factors affecting individual securities combined with a top-down analysis of the real estate market. The Sub-Adviser uses intensive financial analysis and an evaluation of individual competitive position as part of bottom-up analysis to identify securities with the most attractive characteristics. The companies in which the Sub-Adviser invests typically possess the following characteristics: attractive valuation as measured by (1) the ratio between free-cash-flow multiple to future cash flow growth plus dividend yield, (2) the relative spread between the public and private market in terms of the following: net asset value (NAV), replacement cost, and earnings yield in the public market versus capitalization rates on private market transactions, and (3) market return expectations as measured by an internal rate of return (IRR). Additionally, the Sub-Adviser seeks out management teams with a disciplined investment strategy, a solid development and operating track record, and a clear understanding of their own cost of capital; an ability to deliver high levels of same-unit rent growth and occupancy on a relative basis; and, a strong and flexible balance sheet in terms of the ability to fund future external growth and increase dividends.

Geographic diversification and sector weights are influenced by a top-down evaluation of the real estate market. Top-down analysis is based on three broad components: (1) Macroeconomic Trends: The Sub-Adviser monitors relevant trends affecting the supply and demand for real estate within the various regions, including demographic trends, employment growth, and building permit changes. (2) Capital Markets Messaging: Real estate is a hybrid asset class with equity and bond characteristics. Most real estate companies are dependent on access to the capital markets to fund future growth. Therefore, the Sub-Adviser tracks return expectations in both the broader equity market and bond market. The Sub-Adviser incorporates forecasts of long-term interest rates, which affect both the cost of capital of real estate companies and the relative attractiveness of high-yield stocks. The Sub-Adviser also considers equity multiples as a measure of real estate’s relative return. (3) Private Real Estate Market Trends: The real estate market is predominantly privately owned and the sector continues to exhibit many commodities-like characteristics; therefore, a thorough understanding of private market investment spreads, mortgage spreads, and capital flows is necessary to assess public market company net asset values.

Position sizes are conviction-weighted and built from the bottom-up. As a sector approach and given the intrinsic diversified nature of real estate securities, the portfolio will be reasonably concentrated. Geographic diversification and sector weights are influenced by a top-down market evaluation. Based on the Sub-Adviser’s identification of companies with attractive characteristics and the conclusion of the top-down analysis, the Sub-Adviser looks to build a concentrated global portfolio.

~~The portfolio managers will consider selling a security if they conclude (i) its relative valuation falls below desired levels; (ii) its risk/return profile changes significantly; (iii) its fundamentals change, or (iv) more attractive investment opportunity is identified.~~

~~The Fund may, from time to time, take defensive positions in cash and other securities that are less risky and inconsistent with the Fund’s principal investment strategies in anticipation of or in response to adverse market, economic, political or other conditions. As a result, the Fund may not achieve its investment objective.~~

The Fund’s investments in the types of securities described in this Prospectus vary from time to time, and at any time, the Fund may not be invested in all types of securities described in this Prospectus. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

The Fund will concentrate its investments in the securities of domestic and foreign real estate and real estate-related companies. For purposes of this concentration, real estate and real estate-related companies shall consist of companies (i) where at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management, or sale of residential, commercial or industrial real estate, including listed equity REITs that own property, and mortgage REITs which make short-term construction and development mortgage loans or which invest in long-term mortgages or mortgage pools, or (ii) whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments. As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser's ~~and Sub-Sub-Adviser's~~ investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

•	Real estate investment risk
•	Market risk
•	Interest rate risk
•	Foreign securities risk
•	European investment risk
•	Emerging markets and less developed countries risk
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•	Foreign regulatory risk
•	Managed portfolio risk
•	Company risk
•	Concentration risk
•	Accounting risk
•	Mid-capitalization and small-capitalization investing risk
•	Investing in China A Shares risk
•	Portfolio turnover risk
~~•~~	~~Financial services risk~~
•	Depositary receipts risk
•	Convertible securities risk
•	Credit risk
•	Derivatives risk
•	High-yield bonds, lower-rated bonds, and unrated securities risk
•	Mortgage-related and other asset-backed securities risk
•	Preferred stock risk
•	Short sales risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks. There may be other risks that are not listed in this Prospectus that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use. For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks). There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective. Those additional risks are:

•	Investment strategy risk
•	Currency risk
•	Regulatory investment limits risk
•	Redemption risk
•	Expense risk
•	Cybersecurity risk
•	Securities lending risk
•	Leverage risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section in this Prospectus, for a description of these risks.

In addition, the performance of the Fund depends on the Sub-Adviser's ~~and Sub-Sub-Adviser's~~ abilities to effectively implement the investment strategies of the Fund.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to it.

The Sub-Adviser and Portfolio Management. ~~The Sub-Adviser to the Fund is Invesco Advisers, Inc. (“Invesco” or "Sub-Adviser"), located at 1555 Peachtree, N.E, Atlanta, GA 30309. Invesco, an investment adviser since 1976, is an indirect, wholly owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. As of December 31, 2019, Invesco Ltd. managed approximately $1.23 trillion in total assets. On May 24, 2019, Invesco acquired OppenheimerFunds, Inc., the Fund's former sub-adviser ("Oppenheimer").~~ The Sub-Adviser to the Fund is Wellington Management Company LLP (“Wellington Management”). Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.

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Bradford D. Stoesser, Senior Managing Director, Partner, and Global Industry Analyst, of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since 2021. Mr. Stoesser joined Wellington Management as an investment professional in 2005.

~~The Sub-Sub-Adviser to the Fund is Invesco Asset Management Ltd. (“IAML” or “Sub-Sub-Adviser”), with its principal office at Perpetual Park, Perpetual Park Drive, Henley - on - Thames, Oxfordshire, RG91HH, United Kingdom. IAML is an affiliate of Invesco. IAML is compensated by Invesco at no additional expense to the Trust. Invesco and IAML are collectively referred to herein as “Invesco.”~~

~~Day-to-day investment management decisions for the Fund will be made by the Sub-Adviser. The Sub-Sub-Adviser is responsible for choosing certain types of real estate securities for the Fund. Invesco and its affiliates are indirect, wholly owned subsidiaries of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis.~~

~~The Fund is managed on a team basis. The individual members of the team who primarily responsible for the day-to-day management of the Fund’s portfolio are:~~

~~Joe Rodriguez, Jr. (Co-Lead Manager), Portfolio Manager, who has been responsible for the Fund since 2005 and has been associated with Invesco and/or its affiliates since 1990.~~

~~James Cowen (Co-Lead Portfolio Manager), who has been responsible for the Fund since 2008 and has been associated with Invesco and/or its affiliates since 2001.~~

~~Paul Curbo (Co-Lead Portfolio Manager), who has been responsible for the Fund since 2007 and has been associated with Invesco and/or its affiliates since 1998.~~

~~Ping-Ying Wang (Co-Lead Portfolio Manager), who has been responsible for the Fund since 2006 and has been associated with Invesco and/or its affiliates since 1998.~~

~~Mark Blackburn, Portfolio Manager, who has been responsible for the Fund since 2005 and has been associated with Invesco and/or its affiliates since 1998.~~

~~Grant Jackson, Portfolio Manager, who has been responsible for the Fund since April 2018 and has been associated with Invesco and/or its affiliates since 2005.~~

~~Darin Turner, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2005.~~

~~A Lead Manager generally has final authority over all aspects of a portion of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which a lead manager may perform these functions, and the nature of these functions, may change from time to time.~~

The SAI provides additional information about a portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund(s).

A discussion regarding the Board of Trustees’ basis for approving the sub-advisory agreement is available in the Fund’s Annual Report for the period ended December 31, ~~2019~~2020.

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